{LOGO}              Investing
EATON VANCE           for the
Mutual Funds             21st
                      Century(R)





                        Eaton Vance Cash Management Fund
                         Eaton Vance Liquid Assets Fund
                          Eaton Vance Money Market Fund
                       Diversified money market mutual funds

                          Eaton Vance Tax Free Reserves
                A diversified tax-exempt money market mutual fund



                                Prospectus Dated
                                   May 1, 1999


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                           Page                             Page
--------------------------------------------------------------------------------
Fund Summaries                               2    Sales Charges                8
Investment Objective & Principal                  Redeeming Shares             9
  Policies and Risks                         5    Shareholder Account
Management and Organization                  6      Features                   9
Valuing Shares                               7    Tax Information             10
Purchasing Shares                            7    Financial Highlights        11
--------------------------------------------------------------------------------


 This prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

FUND SUMMARIES

        Eaton Vance Cash Management Fund . Eaton Vance Liquid Assets Fund
                          Eaton Vance Money Market Fund

Investment Objective and Principal Strategies. Each Fund's investment objective is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity.

The Funds currently invest their assets in a separate diversified registered investment company with the same objective and policies. Permissible investments include various types of high quality, U.S. dollar denominated money market instruments of domestic and foreign issuers, such as securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, and high-quality, short-term obligations issued by banks and corporations.

Principal Risk Factors. Each Fund's yield will change as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

In addition, certain events could reduce a Fund's income level and/or share price, such as: a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; economic, political or other developments affecting foreign issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty in a portfolio transaction.

An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Performance Information. The following bar charts provide information about the Funds' performance. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. The following returns are for each calendar year through December 31, 1998 and do not reflect sales charges. If the sales charge was reflected, the returns would be lower. The total returns for the Money Market Fund for the period prior to April 5, 1995 reflect the performance of Cash Management Fund. These returns have not been adjusted for differences in expenses between the two funds.

                              Cash Management Fund

8.9%    7.8%    5.5%    3.1%    2.5%    3.5%    5.4%    4.8%    4.9%    4.8%
--------------------------------------------------------------------------------
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

The Fund's highest quarterly total return was 2.3% for the quarter ended June 30, 1989, and its lowest quarterly return was 0.5% for the quarter ended March 31, 1994. The Fund's annualized and current effective yields for the seven-day period ended December 31, 1998 were 4.36% and 4.46%, respectively. For current yield information call 1-800-225-6265.

                               Liquid Assets Fund

7.7%    6.7%    4.7%    3.0%    1.5%    3.3%    5.2%    4.4%    4.3%    4.2%
--------------------------------------------------------------------------------
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

The Fund's highest quarterly total return was 2.1% for the quarter ended December 31, 1989, and its lowest quarterly return was 0.2% for the quarter ended March 31, 1993. The Fund's annualized and current effective yields for the seven-day period ended December 31, 1998 were 3.77% and 3.84%, respectively. For current yield information call 1-800-225-6265.

                                Money Market Fund

8.9%    7.8%    5.5%    3.1%    2.5%    3.5%    4.5%    3.8%    3.9%    3.8%
--------------------------------------------------------------------------------
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

The Fund's highest quarterly total return was 2.3%% for the quarter ended June 30, 1989, and its lowest quarterly return was 0.6% for the quarter ended March 31, 1994. The Fund's annualized and current effective yields for the seven-day period ended December 31, 1998 were 3.41% and 3.47%, respectively. For current yield information call 1-800-225-6265.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from                Cash      Liquid Assets     Money Market
your investment)                        Fund          Fund              Fund
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
  (as a percentage of
  offering price)                       None           None             None
Maximum Deferred Sales Charge
  (as a percentage of the
  lower of net asset value at
  time of purchase or time of
  redemption)                           None           5.00%            5.00%
Sales Charge Imposed on
  Reinvested Distributions              None           None             None
Exchange Fee                            None           None             None


Annual Fund Operating Expenses
(expenses that are deducted from        Cash      Liquid Assets     Money Market
Fund assets)                            Fund           Fund             Fund
--------------------------------------------------------------------------------
Management Fees                         0.50%          0.50%            0.50%
Distribution and Service
  (12b-1) Fees*                         None           0.22%            0.85%
Other Expenses**                        0.35%          0.71%            0.51%
                                        -----          -----            -----
Total Annual Fund
  Operating Expenses                    0.85%          1.43%            1.86%

* Long-term shareholders of Money Market Fund shares may pay more than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.
** Other Expenses for the Money Market Fund does not include an allocation of expenses to Eaton Vance in the amount of 0.04%.

Example. This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1  Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------
 Cash Fund                          $    87    $   271    $   471      $ 1,049
 Liquid Assets Fund                 $   646    $   852    $   982      $ 1,713
 Money Market Fund                  $   689    $   985    $ 1,206      $ 2,180

You would pay the following expenses if you did not redeem your shares:

                                    1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
 Cash Fund                          $   87     $   271    $   471      $ 1,049
 Liquid Assets Fund                 $  146     $   452    $   782      $ 1,713
 Money Market Fund                  $  189     $   585    $ 1,006      $ 2,180

                          EATON VANCE TAX FREE RESERVES

Investment Objective and Principal Strategies. The Fund's investment objective is to provide a means whereby investors may earn as high a rate of income exempt from regular federal income tax as may be consisitent with the preservation of capital and maintenance of liquidity.

The Fund seeks to acheive its objective by investing in a diversified portfolio of high quality obligations, including bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, and the District of Columbia, the interest from which is exempt from regular federal income tax.

Principal Risk Factors. The Fund's yield will change as the short-term securities it holds mature and the proceeds are reinvested in securities with different interest rates.

In addition, certain events could reduce income or share price, such as: a sharp rise in prevailing short-term interest rates; adverse developments affecting municipal issuers, including tax, legislative or political initiatives; changes in the credit quality of issuers or the providers of credit support; and default by a counterparty to portfolio transactions.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information. The following bar chart and table provide information about the Fund's performance. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. The following returns are for each calendar year through December 31, 1998.

5.3%     3.9%     2.4%     1.9%     2.4%     3.5%     3.1%     3.2%     3.1%
--------------------------------------------------------------------------------
1990     1991     1992     1993     1994     1995     1996     1997     1998

The Fund's highest quarterly total return was 1.5% for the quarter ended June 30, 1989, and its lowest quarterly return was 0.5% for the quarter ended March 31, 1994. The Fund's annualized and current effective yields for the seven-day period ended December 31, 1998 were 3.05% and 3.09%, respectively. The taxable-equivalent current and effective yields for the seven-day period ended December 31, 1998 were 4.42% and 4.73%, respectively (assuming a federal tax rate of 31%). For current yield information call 1-800-225-6265.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.


Shareholder Fees                                                 Tax Free
(fees paid directly from your investment)                        Reserves
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
  (as a percentage
  of offering price)                                               None
Maximum Deferred Sales Charge
  (as a percentage of the lower of
  net asset value at time of purchase
  or time of redemption)                                           None
Sales Charge Imposed on
  Reinvested Distributions                                         None
Exchange Fee                                                       None

Annual Fund Operating Expenses                                   Tax Free
(expenses that are deducted from Fund assets)                    Reserves
--------------------------------------------------------------------------------
Management Fees*                                                   0.50%
Distribution and Service (12b-1) Fees                              None
Other Expenses                                                     0.26%
                                                                   -----
Total Annual Fund Operating Expenses                               0.76%

* Management Fees do not include an expense reduction of 0.28% by the investment adviser.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1  Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Tax Free Reserves                      $    78    $   243    $   422    $   942

INVESTMENT OBJECTIVES & PRINCIPAL POLICIES AND RISKS

Cash Management Fund, Liquid Assets Fund and Money Market Fund. Each Fund's investment objective is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. Each Fund currently seeks to meet its investment objective by investing in Cash Management Portfolio, a separate open-end investment company that has the same objective and policies. Each Fund's investment objective and policies may be changed by the Trustees without shareholder approval; as a matter of policy, however, the Trustees would not materially change the investment objective of a Fund without shareholder approval. Each Fund seeks to maintain a constant net asset value of $1 per share, although there can be no assurance it will be able to do so.

The Portfolio invests in high quality, U.S. dollar-denominated money market instruments of domestic and foreign issuers, including U.S. Government securities and prime commercial paper. When appropriate, the Portfolio may also invest in high-grade short-term obligations other than prime commercial paper as well as certificates of deposit, bankers' acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches. The Portfolio may invest without limit in U.S. dollar-denominated obligations of foreign issuers, including foreign banks. Such investments involve special risks. These include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, interest limitations or other governmental restrictions which might affect payment of principal and interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to U.S. banks. The Portfolio does not limit the amount of its assets which can be invested in one type of instrument or in any foreign country.

Tax Free Reserves. The Fund's investment objective is provide a means whereby investors may earn as high a rate of income exempt from regular federal income tax as may be consistent with the preservation of capital and maintenance of liquidity. The Fund's investment objective and policies may be changed by the Trustees without shareholder approval; as a matter of policy, however, the Trustees would not materially change the investment objective of the Fund without shareholder approval. The Fund seeks to maintain a constant net asset value of $1 per share, although there can be no assurance it will be able to do so.

The Fund seeks to achieve its objective by investing at least 85% of its assets in a diversified portfolio of high quality obligations, including bonds, notes and commercial paper, issued on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, and the District of Columbia, the interest from which is exempt from federal income tax. The Fund may acquire stand-by commitments with respect to portfolio securities and, with respect to 10% of net assets, may purchase shares of unaffiliated investment companies with the same objective.

A portion of the dividends paid by the Fund may be subject to federal income tax, and dividends may be subject to state and local taxes. As a matter of fundamental policy which may not be changed unless authorized by a shareholder vote, the Fund may not purchase any securities which would cause more than 20% of the value of its total assets to be invested in securities the interest on which is not exempt from federal income tax. Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax (the "AMT"). On December 31, 1998, the Fund had 14.7% of its net assets invested in such obligations. Distributions to corporate investors of certain interest income may also be subject to the AMT.

Common Investment Practices. The Portfolio and Tax Free Reserves will invest only in U.S. dollar-denominated money market instruments meeting credit criteria which the Trustees believe present minimal credit risk, and that are (i) short-term obligations rated in one of the two highest short-term ratings categories by at least two nationally recognized rating services (or if only one rating service has rated the security, by that service), or (ii) unrated securities determined by the investment adviser to be of comparable quality. Each of the Portfolio and Tax Free Reserves will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Portfolio and Tax Free Reserves may invest in variable or floating-rate securities some of which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Portfolio will not invest more than 5% (determined at the time of investment) of its total assets in securities rated in the second highest short-term rating category or comparable unrated securities. Tax Free Reserves has a similar 5% limit on investments in certain municipal obligations which rely on the credit of a corporate entity. Neither the Portfolio nor Tax Free Reserves will purchase securities of any issuer if, immediately thereafter, more than 5% of its total assets would be invested in securities of that issuer.

Consistent with their investment objectives, the Portfolio and Tax Free Reserves will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio and Tax Free Reserves may also invest to take advantage of what their investment advisers believe to be temporary disparities in yields of different segments of the money market or among particular instruments within the same segment of the market.

The Portfolio and Tax Free Reserves may purchase securities on a when-issued basis and for future delivery by means of "forward commitments". The Portfolio may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk if the counterparty should default on its obligations or if the Portfolio is delayed or prevented from recovering the collateral.


Each of the Portfolio and Tax Free Reserves may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense and, while they are outstanding, would magnify the potential for increases or decreases in the value of Fund shares. Neither the Portfolio nor Tax Free Reserves will purchase additional investment securities while outstanding borrowings exceed 5% of the value of total assets.


Like most mutual funds, the Funds and the Portfolio rely on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. Eaton Vance is taking steps that it believes are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Funds and the Portfolio that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds and the Portfolio or shareholders. The Year 2000 concern may also adversely impact issuers of securities held by a Fund or the Portfolio and the markets on which these securities trade. The foregoing statement is subject to the Year 2000 Information and Readiness Disclosure Act, which may protect Eaton Vance and the Funds and the Portfolio from liability arising from the statement.

MANAGEMENT AND ORGANIZATION

Management. Each Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $36 billion on behalf of mutual funds, institutional clients and individuals.

BMR manages the investments of the Portfolio and provides related office facilities and personnel. Under its investment advisory agreement with Cash
Management Portfolio, BMR receives a monthly advisory fee of 1/24 of 1% (equivalent to 0.50% annually) of the average daily net assets of Cash
Management Portfolio. For the fiscal year ended December 31, 1998, the Cash Management Portfolio paid BMR advisory fees equivalent to 0.50% of its average daily net assets.

Eaton Vance manages the investments of Tax Free Reserves and provides related office facilities and personnel. Under its investment advisory agreement with the Trust on behalf of Tax Free Reserves, Eaton Vance receives a monthly advisory fee of 1/24 of 1% (equivalent to 0.50% annually) of the average daily net assets of Tax Free Reserves. For the fiscal year ended December 31, 1998, absent a fee reduction in the amount of 0.28%, Tax Free Reserves would have paid Eaton Vance advisory fees equivalent to .50% of its average daily net assets.

Michael B. Terry is the portfolio manager of the Cash Management Portfolio (since it commenced operations). He also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years and is a Vice President of Eaton Vance and BMR.

William H.  Ahern,  Jr. is the  portfolio  manager of Tax Free  Reserves  (since
1993). He also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years and is a Vice President of Eaton Vance and BMR.

The investment advisers and Tax Free Reserves and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held by Tax Free Reserves and the Portfolio) subject to certain pre-clearance and reporting requirements and other procedures.

Eaton Vance serves as administrator of the Cash, Liquid Assets and Money Market Funds, providing the Funds with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Organization. Each Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Portfolio and Tax Free Reserves will not hold annual shareholder meetings, but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval). Because the Cash, Liquid Assets and Money Market Funds invest in the Portfolio, it may be asked to vote on certain Portfolio matters (like changes in certain Portfolio investment restrictions). When necessary, the Cash, Liquid Assets and Money Market Funds will hold a meeting of shareholders to consider the Portfolio matter and then vote their interest in the Portfolio in proportion to the votes cast by its shareholders. The Cash, Liquid Assets and Money Market Funds can withdraw from the Portfolio at any time.

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust's Trustees considered this in approving the use of a combined prospectus.

VALUING SHARES

Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The price of Fund shares is their net asset value, which for the Cash, Liquid Assets and Money Market Funds is derived from Portfolio holdings. The investments of the Portfolio and the Funds are valued at amortized cost according to a Commission rule. The Portfolio and the Funds will not normally have unrealized gains or losses so long as they value their investments by the amortized cost method.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

The Cash Fund and Tax Free Reserves are offered to shareholders in exchange for their Class A shares of the Eaton Vance Group of Funds. The Money Market Fund is offered to shareholders in exchange for their Class B and Class C shares of the Eaton Vance Group of Funds. (The Money Market Fund may not be a suitable investment for investors who do not intend to use it as an exchange vehicle.) The Liquid Assets Fund is currently closed to new investments, whether by exchange or initial subscription.

Your initial investment must be at least $1,000. After your initial investment, additional investments of $50 or more may be made at any time.

You may purchase Fund shares through your investment dealer (which includes brokers, dealers and other financial institutions) who may charge you a fee for executing the purchase for you or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

To make an initial investment by wire, you must first telephone the Fund Order Department at 800-225-6265 (extension 3) to advise of your action and to be assigned an account number. Failure to call will delay the order. The Account Application form which accompanies this prospectus must be promptly forwarded to the transfer agent. Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:

     ABA #011001438
     Federal Reserve Bank of Boston
     A/C Investors Bank & Trust Company
     Further Credit Eaton Vance [name of ] Fund
     A/C # [Insert your account number - see below]

Transactions in money market instruments normally require immediate settlement in federal funds. The Funds intend at all times to be as fully invested as is feasible in order to maximize earnings. Accordingly, purchase orders will be executed at the net asset value next determined after their receipt by a Fund only if the Fund has received payment in cash or in federal funds. If remitted in other than the foregoing manner, such as by money order or personal check, purchase orders will be executed as of the close of business on the second Boston business day after receipt. Information on how to procure a Federal Reserve Draft or to transmit federal funds by wire is available at banks. A bank may charge for these services.

You may also make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.

SALES CHARGES

Contingent Deferred Sales Charge. Each Fund is subject to a CDSC on certain redemptions. Shares of the Cash Fund and Tax Free Reserves acquired in an exchange for Class A shares of an Eaton Vance fund subject to a CDSC will be subject to the CDSC applicable to the exchanged shares at the time of their purchase, unless such redemption is in connection with another exchange for shares subject to such a charge. Liquid Assets and Money Market Fund shares are subject to the following CDSC schedule:

Year of Redemption After Purchase                                          CDSC
--------------------------------------------------------------------------------
First or Second                                                            5%
Third                                                                      4%
Fourth                                                                     3%
Fifth                                                                      2%
Sixth                                                                      1%
Seventh or following                                                       0%

The CDSC is based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The CDSC is waived for redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and in connection with certain redemptions from tax-sheltered retirement plans. Call 1-800-225-6265 for details. The CDSC is also waived following the death of all beneficial owners of shares, but only if the redemption is requested within one year after death (a death certificate and other applicable documents may be required).

Distribution and Service Fees. Each of the Money Market and Liquid Assets Funds have adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Money Market Fund shares pay distribution fees of .75% of average daily net assets annually. Liquid Assets Fund shares pay a service fee of .25% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The Money Market Fund pays service fees for personal and/or account services not exceeding .15% of average daily net assets annually. Both Funds only pay service fees on shares that have been outstanding for 12 months.

REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Wire If you have given complete written authorization in advance you may request that redemption proceeds of $1,000 or more be wired directly to your bank account. The bank designated may be any bank in the United States. The request may be made by letter or telephone to the Fund Order Department at 800-225-6265 (extension
                        3). You may be required to pay the costs of such transaction; however, no costs are currently charged.
                         The Fund may suspend or terminate the expedited payment
                        procedure upon at least 30 days notice.

  By Telephone          You can redeem up to $50,000 b y calling the transfer
                        agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, cannot be redeemed by telephone.

  By Check If you hold shares of the Cash Fund and Tax Free Reserves, you may redeem shares by check. You may obtain the proper forms from Boston Safe Deposit and Trust Company. The checks may be made payable by you to the order of any person in any amount of $500 or more.

  Through an Investment
  Dealer Your investment dealer is responsible for transmitting your order promptly. A dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked to either add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

SHAREHOLDER ACCOUNT FEATURES

Distributions. You may have your Fund distributions paid in one of the following ways:

* Full Reinvest
  Option            Dividends  and capital  gains are  reinvested  in additional shares.  This  option will be assigned if you do not specify an option.
* Cash Option       Dividends and capital gains are paid in cash.

Information from the Funds. From time to time, you may be mailed the following:

* Annual and Semi-Annual Reports, containing performanceinformation and financial statements.
* Periodic account statements, showing recent activity and total share balance.
*    Form 1099 and tax information needed to prepare your income tax returns.
*    Proxy materials, in the event a shareholder vote is required.
*    Special notices about significant events affecting your Fund.

Tax-Sheltered Retirement Plans. Cash and Money Market Fund shares are available for purchase in connection with certain tax-sheltered retirement plans. Call 1-800-225-6265 for information. Distributions will be invested in additional shares for all tax-sheltered retirement plans.

Exchange Privilege. You may exchange your Cash Fund and Tax Free Reserves shares for Class A shares of another Eaton Vance fund. You may exchange your Liquid
Assets and Money Market Fund shares for Class B shares of another Eaton Vance fund. Exchanges are generally made at net asset value. If your Liquid Assets or Money Market Fund shares were acquired in exchange for Class C shares of another Eaton Vance Fund, such shares may be exchanged only for shares of one or more of such funds. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, you may write to the transfer agent (address on back cover) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges within 12 months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.

Telephone Transactions. The transfer agent and the principal underwriter have procedures in place to authenticate telephone instructions (such as verifying personal account information). As long as the transfer agent and principal underwriter follow these procedures, they will not be responsible for unauthorized telephone transactions and you bear the risk of possible loss resulting from telephone transactions. Telephone instructions are tape recorded. As long as the net asset value of Fund shares is maintained at $1.00 per share, an exchange will not result in a taxable gain or loss.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Withdrawal Plan. You may redeem Cash Fund and Tax Free Reserves shares on a regular quarterly basis by establishing a systematic withdrawal plan. Withdrawal amounts for Liquid Assets and Money Market Fund shareholders may also be made on a regular quarterly basis, provided the aggregate amount of the withdrawal does not exceed 12% annually (such amount will not be subject to a CDSC). A minimum account size of $5,000 is required to establish a systematic withdrawal plan.

Distribution Investment Option. In addition to the distribution options set forth above, distributions may be invested in additional shares of another Eaton Vance fund. Before selecting this option, you should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

TAX INFORMATION

Each Fund declares dividends daily and pays distributions each month. Long-term capital gains, if any, will be distributed at least annually. Distributions from Cash, Liquid Assets and Money Market Fund (and taxable distributions from Tax Free Reserves, if any) of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as such.

Distributions designated by Tax Free Reserves as "exempt-interest dividends", whether paid in cash or reinvested in additional shares, ordinarily will constitute tax-exempt income to you. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                        CASH MANAGEMENT FUND
                        -------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                        -------------------------------------------------------
                          1998       1997       1996       1995        1994
                        -------------------------------------------------------
  Net asset value -
  Beginning of year     $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                        --------   --------   --------   --------    --------
  Income from
  operations
  Net investment
  income                $ 0.0470   $ 0.0478   $ 0.0470   $ 0.0522    $ 0.0345
  Less distributions
  From net investment
  income                $(0.0470)  $(0.0478)  $(0.0470)  $(0.0522)   $(0.0345)
  Net asset value -
  End of year           $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                        --------   --------   --------   --------    --------
  Total return(1)           4.78%      4.89%      4.82%      5.35%       3.49%
  Ratios/Supplemental
  Data
  Net assets, end of
  year (000's omitted)  $ 96,244   $146,743   $151,691   $155,251    $111,622
  Ratios (as a
  percentage of
  average daily net
  assets):
   Expenses(2)              0.85%      0.78%      0.74%      0.74%       0.84%
   Net investment
    income                  4.69%      4.79%      4.70%      5.22%       3.40%

                                         LIQUID ASSETS FUND
                        -------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                        -------------------------------------------------------
                          1998       1997       1996       1995        1994
                        -------------------------------------------------------
  Net asset value -
  Beginning of year     $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                        --------   --------   --------   --------    --------
  Income from
  operations
  Net investment
  income                $ 0.0410   $ 0.0420   $ 0.0432   $ 0.0505    $ 0.0328
  Less distributions
  From net investment
  income                $(0.0410)  $(0.0420)  $(0.0432)  $(0.0505)   $(0.0328)
  Net asset value -
  End of year           $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                        --------   --------   --------   --------    --------
  Total return(1)           4.20%      4.29%      4.41%      5.16%       3.29%
  Ratios/Supplemental
  Data
  Net assets, end of
  year (000's omitted)  $  7,974   $ 13,001   $ 19,910   $ 34,026    $118,599
  Ratios (as a
  percentage of
  average daily net
  assets):
   Expenses(2)              1.43%      1.35%      1.13%      0.91%       0.94%
   Net investment
    income                  4.14%      4.21%      4.31%      5.11%       3.55%

                                                   (See footnotes on last page.)

                                              MONEY MARKET FUND
                                  ---------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------
                                    1998       1997       1996       1995*
                                  ---------------------------------------------
  Net asset value - Beginning of
  year                            $   1.00   $   1.00   $   1.00    $   1.00
                                  --------   --------   --------    --------
  Income from operations
  Net investment income           $ 0.0369   $ 0.0381   $ 0.0370    $ 0.0312
  Less distributions
  From net investment income      $(0.0369)  $(0.0381)  $(0.0370)   $(0.0312)
  Net asset value - End of year   $   1.00   $   1.00   $   1.00    $   1.00
                                  --------   --------   --------    --------
  Total return(1)                     3.75%      3.88%      3.77%       3.17%
  Ratios/Supplemental Data+
  Net assets, end of year (000's
  omitted)                        $ 34,292   $ 23,809   $ 31,250    $ 12,951
  Ratios (as a percentage of
  average daily net assets):
   Expenses(2)                        1.82%      1.73%      1.73%       1.68%+
   Net investment income              3.70%      3.83%      3.70%       4.19%+

+ The operating expenses of the Fund may reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment income per share would have been as follows:

  Ratios (as a percentage of average daily net
  assets):
   Expenses(2)                                            1.86%     1.82%     1.76%      1.85%+
   Net investment income                                  3.66%     3.74%     3.66%      4.03%+
  Net investment income per share                      $0.0365   $0.0372   $0.0367    $0.0300

                                                   (See footnotes on last page.)

                                         TAX FREE RESERVES
                        -------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                        -------------------------------------------------------
                          1998       1997       1996       1995        1994
  Net asset value -
  Beginning of year     $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000    $ 1.0000
                        --------   --------   --------   --------   ---------
  Income (loss) from
  operations
  Net investment
  income                $ 0.0305   $ 0.0312   $ 0.0303   $ 0.0347    $ 0.0235
  Total Income from
  operations            $ 0.0305   $ 0.0312   $ 0.0303   $ 0.0347    $ 0.0235
  Less distributions
  From net investment
  income                $(0.0305)  $(0.0312)  $(0.0303)  $(0.0347)   $(0.0235)
                        $(0.0305)  $(0.0312)  $(0.0303)  $(0.0347)   $(0.0235)
  Total distributions
  Net asset value -
  End of year           $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000    $ 1.0000
                        --------   --------   --------   --------    --------
  Total return(1)           3.09%      3.16%      3.08%      3.53%       2.36%
  Ratios/Supplemental
  Data+
  Net assets, end of
  year (000's omitted)  $ 47,272   $ 33,960   $ 23,355   $ 23,912    $ 29,021
  Ratios (as a
  percentage of
  average daily net
  assets):
   Expenses(3)              0.48%      0.52%      0.33%      0.34%       0.47%
   Expenses after
    custodian fee
    reduction(3)            0.40%      0.46%      0.27%        --          --
   Interest Expense         0.01%      0.01%      0.02%      0.05%       0.07%
   Net investment
    income                  3.04%      3.12%      3.04%      3.47%       2.27%

+ The operating expenses of the Fund may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

  Ratios (as a percentage of
  average daily net assets):
   Expenses(3)                          0.76%         0.67%         0.69%         0.73%          0.87%
   Expenses after custodian fee
    reduction(3)                        0.68%         0.61%         0.63%           --             --
   Net investment income                2.76%         2.96%         2.66%         3.02%          1.88%
  Net investment income per
   share                         $    0.0277   $    0.0296   $    0.0266   $    0.0303    $    0.0189
  Leverage Analysis
  Amount of debt outstanding at
  end of year                    $        --   $        --           $--   $ 1,266,000    $ 6,117,000
  Average daily balance of debt
  oustanding during year         $   109,382       134,611       116,757       279,586        440,145
  Average weekly balance of
  shares outstanding during
  year                            54,796,165    64,279,572    61,730,866    51,107,215     40,463,382
  Average amount of debt per
  share during year              $     0.002   $     0.002   $     0.002   $     0.005    $     0.011

*    For the period from the start of  business,  April 5, 1995 to December  31,
     1995.
+    Annualized.
(1) Total return is calculated assuming a purchase of the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is computed on a non-annualized basis.
(2) Includes the Money Market Fund's, Cash Fund's and Liquid Assets Fund's share of the Portfolio's allocated expenses.
(3) The expense ratios for the year ended December 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require Tax Free Reserves to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior years have not been adjusted to reflect this change.

{LOGO}              Investing
EATON VANCE           for the
Mutual Funds             21st
                      Century(R)




MORE INFORMATION
--------------------------------------------------------------------------------

     About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting:

                         EATON VANCE DISTRIBUTORS, INC.
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about each Fund at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-800-SEC-0330 for information); on the SEC's Internet site (http://www.sec.gov); or upon payment of copying fees by writing to the SEC's public reference room in Washington, DC 20549-6009.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                       FIRST DATA INVESTOR SERVICES GROUP
                                  P.O. BOX 5123
                           WESTBOROUGH, MA 01581-5123
                                 1-800-262-1122


SEC File No.  811-4015                                                      MMFP